Exhibit 24.1

POWER OF ATTORNEY

I, Donald A. Juckett,  hereby appoint Michael R. McElwrath and Andrew Lai, or either of them, as my attorney-in-fact, each with the power of substitution, in any and all capacities, to sign on my behalf and to file with the Securities and Exchange Commission, the Annual Report on Form 10-K of Far East Energy Corporation (the "Company") for its fiscal year ended December 31, 2009 and any amendments to such filings that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do and I hereby ratify and confirm all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

By:	/s/ Donald A. Juckett
Name:	Donald A. Juckett
Title:	Chairman of the Board

POWER OF ATTORNEY

I, Thomas E. Williams,  hereby appoint Michael R. McElwrath and Andrew Lai, or either of them, as my attorney-in-fact, each with the power of substitution, in any and all capacities, to sign on my behalf and to file with the Securities and Exchange Commission, the Annual Report on Form 10-K of Far East Energy Corporation (the "Company") for its fiscal year ended December 31, 2009 and any amendments to such filings that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do and I hereby ratify and confirm all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

By:	/s/ Thomas E. Williams
Name:	Thomas E. Williams
Title:	Director

POWER OF ATTORNEY

I, William A. Anderson,  hereby appoint Michael R. McElwrath and Andrew Lai, or either of them, as my attorney-in-fact, each with the power of substitution, in any and all capacities, to sign on my behalf and to file with the Securities and Exchange Commission, the Annual Report on Form 10-K of Far East Energy Corporation (the "Company") for its fiscal year ended December 31, 2009 and any amendments to such filings that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do and I hereby ratify and confirm all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

By:	/s/ William A. Anderson
Name:	William A. Anderson
Title:	Director

POWER OF ATTORNEY

I, C. P. Chiang,  hereby appoint Michael R. McElwrath and Andrew Lai, or either of them, as my attorney-in-fact, each with the power of substitution, in any and all capacities, to sign on my behalf and to file with the Securities and Exchange Commission, the Annual Report on Form 10-K of Far East Energy Corporation (the "Company") for its fiscal year ended December 31, 2009 and any amendments to such filings that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do and I hereby ratify and confirm all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

By:	/s/ C. P. Chiang
Name:	C. P. Chiang
Title:	Director

POWER OF ATTORNEY

I, John C. Mihm,  hereby appoint Michael R. McElwrath and Andrew Lai, or either of them, as my attorney-in-fact, each with the power of substitution, in any and all capacities, to sign on my behalf and to file with the Securities and Exchange Commission, the Annual Report on Form 10-K of Far East Energy Corporation (the "Company") for its fiscal year ended December 31, 2009 and any amendments to such filings that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do and I hereby ratify and confirm all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

By:	/s/ John C. Mihm
Name:	John C. Mihm
Title:	Director

POWER OF ATTORNEY

I, Lucian L. Morrison,  hereby appoint Michael R. McElwrath and Andrew Lai, or either of them, as my attorney-in-fact, each with the power of substitution, in any and all capacities, to sign on my behalf and to file with the Securities and Exchange Commission, the Annual Report on Form 10-K of Far East Energy Corporation (the "Company") for its fiscal year ended December 31, 2009 and any amendments to such filings that such attorney-in-fact may deem appropriate or necessary. I further grant unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as I might do and I hereby ratify and confirm all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

By:	/s/ Lucian L. Morrison
Name:	Lucian L. Morrison
Title:	Director